                               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                             [Amendment No.            ]
                                         -----------

Filed by the Registrant /x/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/x/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              WYNN'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
    2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-111 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
    4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
    5)   Total fee paid:

          ----------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
         0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:
                                 ---------------------------------------------
    2)   Form Schedule or Registration Statement No.:
                                                       -----------------------
    3)   Filing Party:
                       -------------------------------------------------------
    4)   Date Filed:
                      --------------------------------------------------------

PRELIMINARY COPIES

                              WYNN'S INTERNATIONAL, INC.
                     500 NORTH STATE COLLEGE BOULEVARD, SUITE 700
                               ORANGE, CALIFORNIA 92868

                              --------------------------


                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                     MAY 7, 1997


    The Annual Meeting of Stockholders of Wynn's International, Inc., a Delaware corporation (the "Company"), will be held at 500 North State College Boulevard, Orange, California, on May 7, 1997, at 9:00 A.M., local time, to consider and vote on the following matters described in the attached Proxy
Statement:

    1.   The election of three directors for three-year terms ending in 2000;

    2. The approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 40,000,000;

    3. The approval of an amendment to the Company's Stock-Based Incentive Award Plan to increase the number of shares available for grant from 1,096,875 shares to 1,246,875 shares;

    4. The approval of an amendment to the Company's Stock-Based Incentive Award Plan to limit the number of shares which may be covered by stock options and stock appreciation rights that are granted to an individual during any calendar year;

    5. The approval of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and

    6. The transaction of such other business as may properly come before the meeting, or any adjournments thereof.

The Board of Directors has fixed March 14, 1997 as the record date for the meeting, and only holders of Common Stock of record at the close of business on that date are entitled to receive notice of and vote at the meeting. Each stockholder is requested to execute the enclosed proxy card and to return it without delay in the enclosed postage-paid envelope. Any stockholder attending the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.

                                    By Order of the Board of Directors



                                              Gregg M. Gibbons
                                                 Secretary


Orange, California
March 24, 1997

PRELIMINARY COPIES




                              WYNN'S INTERNATIONAL, INC.

                                   ----------------

                                   PROXY STATEMENT



    This Proxy Statement is furnished to stockholders of Wynn's International, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on May 7, 1997, at 9:00 A.M., local time, and at any and all adjournments thereof. The executive offices of the Company are located at 500 North State College Boulevard, Suite 700, Orange, California 92868. This Proxy Statement and accompanying proxy are first being mailed to stockholders on or about March 24, 1997.

                                   PROXY PROCEDURES

    The four persons named in the enclosed proxy have been selected by the Board of Directors to vote shares represented by valid proxies. These individuals have indicated that, unless otherwise specified in the proxy, they intend to vote (i) to elect as directors the nominees listed below; (ii) to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 40,000,000; (iii) to approve an increase in the number of shares available for grant under the Company's Stock-Based Incentive Award Plan from 1,096,875 shares to 1,246,875 shares; (iv) to approve an amendment to the Company's Stock-Based Incentive Award Plan to limit the number of shares which may be covered by stock options and stock appreciation rights that are granted to an individual during any calendar year; and (v) to approve Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997. The Company has no knowledge of any other matters to be presented at the meeting except the report of officers on which no action is proposed to be taken. In the event other matters do properly come before the meeting, the persons named in the proxy will vote on such matters in accordance with their judgment.

    Any person executing a proxy may revoke it at any time prior to its exercise by filing with the Secretary of the Company a written revocation of the proxy or a duly executed proxy bearing a later date. The powers of the proxy holders also will be suspended in the event the person executing the proxy is present at the meeting, or any adjournment thereof, and elects to vote in person.

    The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, some of the Company's directors, officers and regular employees, without extra remuneration, may conduct additional solicitation by telephone and personal interview.

    The 1996 Annual Report to Stockholders, which includes financial statements for the year ended December 31, 1996, accompanies this Proxy Statement. The Annual Report does not constitute a part of the proxy materials.

    As of the close of business on March 14, 1997, there were outstanding 13,704,892 shares of Common Stock. The Company has only one class of equity securities outstanding. Each share of Common Stock is entitled to one vote. The Board of Directors has set the close of business on March 14, 1997 as the record date for determining those stockholders entitled to vote at the Annual Meeting.

    The Company effected a three-for-two stock split to stockholders of record in December 1996. All references in this Proxy Statement to numbers of shares of Common Stock reflect such stock split.

    Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as the Inspector of Elections for the meeting. The Inspector of Elections will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

    The Inspector of Elections will treat shares referred to as "broker non-votes" (shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker or nominee has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

    Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card (i.e., as a vote FOR the proposals discussed in this Proxy Statement).

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    Except where the footnotes indicate otherwise, the following table sets forth information as of March 14, 1997 as to shares of the Company's Common Stock held by persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock based upon information received from such persons:

    NAME AND ADDRESS              NUMBER OF SHARES       PERCENTAGE OF SHARES
    OF BENEFICIAL OWNER           BENEFICIALLY OWNED    BENEFICIALLY OWNED (1)
    -------------------           ------------------    ----------------------


    Mario J. Gabelli              3,206,722(2)                    23.4
    One Corporate Center
    Rye, New York 10580

    FMR Corp.                       982,125(3)                     7.2
    82 Devonshire Street
    Boston, Massachusetts 02109

    Shufro, Rose & Ehrman           938,979(4)                     6.9
    745 Fifth Avenue
    New York, New York 10151

    James Carroll                   923,137(5)                     6.6
    P.O. Box 14143
    Orange, California 92863

    Wynn Foundation                 818,146                        6.0
    P.O. Box 14143
    Orange, California 92863

-----------------------------------------

(1) Any securities not outstanding which are subject to options exercisable within 60 days of March 14, 1997 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

(2) Mr. Gabelli has reported that these shares are owned by various entities engaged primarily in providing investment advisory services for their clients, that Mr. Gabelli directly or indirectly controls and acts as chief investment officer for such entities, and that he or they have sole voting power with respect to 3,112,035 shares, sole disposition power with respect to 3,206,722 shares and no voting power with respect to 94,687 shares. Except for 87,000 shares owned by Gabelli Performance Partnership, 36,000 shares owned by Gabelli International Limited II and 1,350 shares owned by Mr. Gabelli personally, Mr. Gabelli disclaims any economic interest in the above reported shares. The share information reflected is based on Mr. Gabelli's Schedule 13D for the year ended December 31, 1996 and a Form 4 filed for the month of January 1997.

(3) Includes shares beneficially owned by Fidelity Management & Research Company and Fidelity Management Trust Company, each a wholly-owned subsidiary of FMR Corp. FMR has sole voting power with respect to 311,550 shares only. It has sole disposition power with respect to all 982,125 shares. The share information reflected is based on the Schedule 13G filed by FMR Corp. for the year ended December 31, 1996.

(4) Shufro, Rose & Ehrman has sole voting power with respect to 106,175 shares only. It has sole disposition power with respect to all 938,979 shares. The share information reflected is based on telephonic confirmation with a representative of Shufro, Rose & Ehrman on February 19, 1997.

(5) Includes 364,500 shares purchasable within 60 days of March 14, 1997 upon the exercise of stock options. Excludes 55,566 shares owned by members of Mr. Carroll's family, as to which shares Mr. Carroll disclaims beneficial ownership.

    The following table sets forth information as of March 14, 1997 with respect to shares of the Company's Common Stock owned by each director of the Company, by each executive officer listed in the Summary Compensation Table and by all directors and executive officers as a group.


               NAME OF                   NUMBER OF SHARES        PERCENTAGE OF SHARES
         BENEFICIAL OWNER              BENEFICIALLY OWNED (1)   BENEFICIALLY OWNED (2)
          -----------------            ----------------------   ----------------------
    James Carroll                             923,137(3)                 6.6

    Barton Beek                                 9,000(4)                  *

    Wesley E. Bellwood                         12,487(5)(6)               *

    John D. Borie                              10,800(5)(6)               *

    Bryan L. Herrmann                           8,100(7)                  *

    Robert H. Hood, Jr.                         8,100(8)                  *

                                          5



    Richard L. Nelson                           8,100(9)                  *

    James D. Woods                              7,425(10)                 *

    John W. Huber                              70,567(11)                 *

    Seymour A. Schlosser                      104,892(12)                 *

    Gregg M. Gibbons                          126,570(13)                 *

    All directors and executive officers    1,289,177(14)                9.0
    as a group (11 persons)

-------------------------------------------
*   Less than one percent.

(1) Subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

(2) Any securities not outstanding which are subject to options exercisable within 60 days of March 14, 1997 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

(3) Includes 364,500 shares purchasable within 60 days of March 14, 1997 upon the exercise of stock options. Excludes 55,566 shares owned by members of Mr. Carroll's family, as to which shares Mr. Carroll disclaims beneficial ownership.

(4) Includes 5,625 shares purchasable within 60 days of March 14, 1997 upon the exercise of stock options.

(5) Excludes 818,146 shares owned by the Wynn Foundation, of which Mr. Bellwood and Mr. Borie are Trustees. See the table on page 2.

(6) Includes 4,050 shares purchasable within 60 days of March 14, 1997 upon the exercise of stock options.

(7) Includes 5,850 shares purchasable within 60 days of March 14, 1997 upon the exercise of stock options.

(8) Includes 2,700 shares purchasable within 60 days of March 14, 1997 upon the exercise of stock options.

(9) Includes 3,600 shares purchasable within 60 days of March 14, 1997 upon the exercise of stock options.

(10) Includes 2,925 shares purchasable within 60 days of March 14, 1997 upon the exercise of stock options.

(11) Includes 50,963 shares purchasable within 60 days of March 14, 1997 upon the exercise of stock options.

(12) Includes 96,525 shares purchasable within 60 days of March 14, 1997 upon the exercise of stock options.

(13) Includes 77,026 shares purchasable within 60 days of March 14, 1997 upon the exercise of stock options.

(14) Includes 617,813 shares purchasable within 60 days of March 14, 1997 upon the exercise of stock options.

                                      PROPOSAL 1

                                ELECTION OF DIRECTORS

    The Company's Board of Directors consists of that number of directors as may be determined by the Board of Directors. Currently there are eight directors. The Board of Directors is divided into three classes, two of the classes having three directors and the other class having two directors, and only one class being elected each year. In 1997, three directors are to be elected for a term of three years or until the election and qualification of their respective successors. For the purpose of electing directors, each stockholder is entitled to one vote per share for each of the three directors to be elected. The candidates receiving the highest number of votes will be elected.

    The nominees for election are:  Wesley E. Bellwood, John D. Borie and James
D. Woods. Each nominee is presently a member of the Company's Board of Directors and was elected to his present term of office at a prior annual meeting of stockholders of the Company.

    Each of the nominees has consented to be named as a nominee in this Proxy Statement and has indicated that he is willing and able to serve as a director if elected. If any nominee named herein becomes unavailable for any reason, the persons named in the proxy will vote for the election of such other person as the Board of Directors may propose to replace such nominee.

    The information set forth below as to each nominee has been furnished by the nominee.

                        NOMINEES FOR ELECTION AS DIRECTORS TO
                                SERVE THREE-YEAR TERMS



                          PRINCIPAL BUSINESS EXPERIENCE DURING PAST     DIRECTOR
      NAME          AGE  FIVE YEARS AND CERTAIN OTHER DIRECTORSHIPS      SINCE
      ----          ---  ------------------------------------------      -----
Wesley E. Bellwood   73  Chairman of the Board of the Company (1984-     1955
                         1955 December 1996); Chairman of the Board
                         and Chief Executive Officer of the Company
                         (1982-1984); President and Chief Executive
                         Officer of the Company (1973-1982); a
                         director of Source Capital, Inc.; a Director
                         and member of the Executive Committee and
                         Audit Committee.

John D. Borie        71  Vice President-Corporate Affairs and General    1982
                         Counsel of the Company (1973-1986); a Director
                         and member of the Executive Committee and
                         Audit Committee.

James D. Woods       65  Chairman Emeritus of Baker Hughes Incorporated  1990
                         (1997-present) (oil field services and process
                         technologies); Chairman of the Board and Chief
                         Executive Officer of Baker Hughes Incorporated
                         (1987-1996); director of The Kroger Co. and
                         Varo International, Inc.; member of the
                         National Petroleum Council; a Director and
                         Chairman of the Compensation Committee and
                         Stock Awards Committee.


    Set forth below is information concerning each of the other five directors of the Company whose three-year terms of office will continue after the 1997 Annual Meeting of Stockholders.


                       DIRECTORS WHOSE TERMS EXPIRE IN MAY 1999


                         PRINCIPAL BUSINESS EXPERIENCE DURING PAST      DIRECTOR
      NAME          AGE  FIVE YEARS AND CERTAIN OTHER DIRECTORSHIPS      SINCE
      ----          ---  ------------------------------------------     ------
Barton Beek          73  Of Counsel, O'Melveny & Myers (February 1994    1993
                         -present) (law firm); Partner, O'Melveny &
                         Myers (1962-January 1994); a director of
                         JMC Group, Inc.; a Director and member of
                         the Compensation Committee.

James Carroll        67  Chairman and Chief Executive Officer            1988
                         (December 1996-present); President and
                         Chief Executive Officer of the Company (1988-
                         December 1996); a Director and Chairman of
                         the Executive Committee.


                       DIRECTORS WHOSE TERMS EXPIRE IN MAY 1998


                         PRINCIPAL BUSINESS EXPERIENCE DURING PAST      DIRECTOR
      NAME          AGE  FIVE YEARS AND CERTAIN OTHER DIRECTORSHIPS      SINCE
      ----          ---  ------------------------------------------      ------
Bryan L. Herrmann    61  Chairman, Base Camp 9 Corp. (1990-present)      1975
                         (recreational equipment); General Partner,
                         MOKG 1984 Investment Partners Ltd. (1984-
                         1996) (investment banking); Chairman and
                         Chief Executive Officer, Spaulding Composites
                         Company (1992-1994) (industrial composite
                         materials); director of Angelus Mortgage
                         Investment Trust; a Director and member of
                         the Compensation Committee and Stock Awards
                         Committee.

Robert H. Hood, Jr.  64  President, Douglas Aircraft Company (1989-      1993
                         1996) (aircraft manufacturing); President,
                         McDonnell Douglas Missile Systems, Inc.
                         (1988-1989) (defense contractor); a Director
                         and member of the Compensation Committee and
                         Stock Awards Committee.

Richard L. Nelson    67  Independent business consultant (1983-present); 1994
                         Partner, Ernst & Young LLP (1969-1983); a
                         Director and Chairman of the Audit Committee.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Director Barton Beek currently is of counsel to O'Melveny & Myers, a law firm which the Company retained during 1996 and proposes to retain in 1997 to handle various legal matters on behalf of the Company.

                    BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD


COMPENSATION OF DIRECTORS

    During 1996, the Company compensated each director, except Mr. Bellwood and Mr. Carroll, for his services by payment of a quarterly retainer of $4,000, a fee of $2,000 for each Board of Directors meeting attended, and a fee of $1,000 for attending each meeting of the Audit or Compensation Committee on which he served. No separate fee was paid to Stock Awards Committee members for attending its sole 1996 meeting.

    In 1996, Mr. Bellwood received a monthly retainer fee of $6,333 for his continuing services as Chairman of the Board, a fee of $2,000 for each Board meeting attended, and a fee of $1,000 for each Audit Committee meeting attended. During 1996, Mr. Bellwood was reimbursed for automotive-related expenses of $496, supplemental medical expenses of $4,609 and tax preparation charges of $3,000, and continued to participate in the Company's group health plans. In December 1996, the Board of Directors approved the continuation of Mr. Bellwood's present compensation arrangement until the earlier of December 31, 1998 or the date Mr. Bellwood ceases to be a director of the Corporation.

    Directors who are not employees of the Company participate in the Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), which became effective in 1994. Upon their initial election to the Board, non-employee directors receive options to purchase 4,500 shares of Common Stock. Upon reelection to the Board, a non-employee director receives an option to purchase 2,250 shares of Common Stock. All options under the Directors' Plan (i) are nonqualified stock options, (ii) are granted with an exercise price equal to the closing market price on the date of grant, (iii) are granted for a period of ten years, and (iv) vest at the rate of 70% on the first anniversary date of the grant and 10% on each of the second, third and fourth anniversary dates of grant. Directors who are employees of the Company are not paid any fees or additional remuneration for serving as a member of the Board or any of its Committees. Therefore, Mr. Carroll did not receive any such fees or remuneration during 1996.


COMMITTEES OF THE BOARD

    The Board of Directors has an Audit Committee consisting of Richard L. Nelson, Wesley E. Bellwood and John D. Borie. The Audit Committee has responsibility for consulting with the Company's officers regarding the appointment of independent public accountants as auditors of the Company, discussing the scope of the auditors' examination and reviewing the annual financial statements and accounting policies of the Company. The Audit Committee met two times during 1996.

    The Board of Directors has an Executive Committee consisting of James Carroll, Wesley E. Bellwood and John D. Borie. The Executive Committee has all the power and authority of the Board of Directors, except the power and authority to: (i) amend the Certificate of Incorporation or Bylaws of the Company; (ii) adopt an agreement of merger or consolidation or recommend to stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets; (iii) recommend to stockholders a dissolution of the Company or a revocation of the dissolution; and (iv) declare a dividend or authorize the issuance of stock of the Company unless expressly authorized by a resolution of the Board of Directors. The Executive Committee did not meet during 1996.

    The Company does not have a Nominating Committee. The Board of Directors normally designates Committee members at the organizational meeting of the Board following the Annual Meeting of Stockholders.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Board of Directors has a Compensation Committee consisting of James D. Woods, Barton Beek, Bryan L. Herrmann and Robert H. Hood, Jr. Mr. Beek is of counsel to O'Melveny & Myers, a law firm which the Company retains regularly to handle a variety of legal matters. The Compensation Committee has responsibility for recommending the cash compensation of the officers of the Company. Prior to the Board's establishment of the Stock Awards Committee in December 1996, the Compensation Committee had the authority to grant stock options, stock appreciation rights, restricted stock awards and performance share awards to eligible employees of the Company. The Compensation Committee met twice during 1996.

    In December 1996, the Board of Directors established a Stock Awards Committee, and authorized it to grant stock options, stock appreciation rights, restricted stock awards and performance share awards to eligible employees of the Company. The Stock Awards Committee is a subcommittee of the Compensation Committee and is intended to consist entirely of Non-Employee Directors within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Outside Directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The present members are James D. Woods, Bryan L. Herrmann and Robert H. Hood, Jr. The Stock Awards Committee met once during 1996.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

    During 1996, the Board of Directors met five times. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the Committees of the Board of Directors on which he served.

                                EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE


                                                                      LONG TERM COMPENSATION
                                                                    ----------------------------
                                                                               AWARDS
                                                                    ----------------------------
                                                                     RESTRICTED      SECURITIES
                                                                       STOCK          UNDERLYING       ALL OTHER
                                              ANNUAL COMPENSATION     AWARD(S)         OPTIONS        COMPENSATION
                                           -------------------------
    NAME AND PRINCIPAL POSITION     YEAR   SALARY ($)(A) BONUS($)(A)    ($)              (#)             ($)(B)
---------------------------------  ------  ------------- -----------   -------       -----------     -------------

James Carroll                      1996       $515,000     $515,000    $151,825(D)       -0-               $3,750
Chairman and                       1995       $475,000     $475,000      -0-             -0-               $3,750
Chief Executive Officer (C)        1994       $440,000     $440,000      -0-             -0-               $3,750

John W. Huber                      1996       $226,000     $226,000      -0-            15,000             $3,750
President and Chief                1995       $210,000     $210,000      -0-             6,750             $3,750
Operating Officer (E)              1994       $192,000     $192,000      -0-            16,875             $3,750

Seymour A. Schlosser               1996       $216,500     $216,500      -0-             -0-               $3,750
Vice President-Finance             1995       $200,000     $200,000      -0-             6,750             $3,750
and Chief Financial Officer        1994       $182,000     $182,000      -0-            16,875             $3,750

Gregg M. Gibbons                   1996       $211,000     $211,000      -0-             -0-               $3,750
Vice President-Corporate Affairs,  1995       $195,000     $195,000      -0-             6,750             $3,750
General Counsel and Secretary      1994       $182,000     $182,000      -0-            16,875             $3,750
---------------------------------


(A) Amounts shown include cash compensation earned and received or deferred by executive officers. All other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for the named executive officer.

(B) Represents amounts contributed to the Company's 401(k) Plan, a qualified defined contribution plan, for the accounts of the named executive officers.

(C) Prior to December 11, 1996, Mr. Carroll served as President and Chief Executive Officer of the Company.

(D) On December 11, 1996, Mr. Carroll was granted a restricted stock award of 7,500 shares (as adjusted for the three-for-two split to stockholders of record on December 23, 1996) at a cost to Mr. Carroll of approximately $0.01 per share. As of December 31, 1996, the value of Mr. Carroll's restricted stock was $158,125. Regular dividends are payable on the restricted stock. The shares will vest on December 11, 1997.

(E) Mr. Huber was named President and Chief Operating Officer of the Company on December 11, 1996. The Cash Compensation Table reflects amounts paid to Mr. Huber in his immediately prior capacity as President and Chief Executive Officer of Wynn's-Precision, Inc., a wholly-owned subsidiary of the Company.

OPTION GRANTS IN LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS
                    ---------------------------------------------------------
                       NUMBER OF     PERCENT
                      SECURITIES     OF TOTAL                                 POTENTIAL REALIZABLE VALUE
                      UNDERLYING     OPTIONS      EXERCISE                      AT ASSUMED ANNUAL RATES
                        OPTIONS     GRANTED TO     OR BASE                    OF STOCK PRICE APPRECIATION
                        GRANTED    EMPLOYEES IN     PRICE       EXPIRATION           FOR OPTION TERM
                                                                                -------------------------
        NAME         (#)(A, B, C)   FISCAL YEAR   ($/SH)(D)        DATE          5% ($)          10% ($)
        ----         ------------   -----------   ---------     ----------      ---------       ---------
John W. Huber          15,000         16.8%        $20.25        12/11/06       $191,027        $484,099


---------------------------
(A) No stock appreciation rights have been granted or are presently outstanding. Options granted in 1996 are exercisable starting 12 months after the grant date, with 70% of the shares covered thereby becoming exercisable at that time and with an additional 10% of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fourth anniversary date. Acceleration of the exercisability of the options may occur under certain circumstances, including a change in control of the Company. The options were granted with an exercise price of 100% of the fair market value of the Company's Common Stock on the date of grant. The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

    (B) Under the terms of the Company's Stock-Based Incentive Award Plan, the Stock Awards Committee retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.

    (C) Accompanied by performance share award grants. See "Performance Share Award Grants in Last Fiscal Year" below.

    (D) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.


PERFORMANCE SHARE AWARD GRANTS IN LAST FISCAL YEAR

    Since February 1994, the Company has maintained an Employee Stock Bonus Policy (the "Stock Policy") as part of the Company's existing Stock-Based Incentive Award Plan (the "Stock Plan"). Under the Stock Policy, all stock option awards granted after January 1, 1994 are accompanied by a performance share award contingent upon exercise of the associated options. When the options are exercised, the performance share award is deemed to have been granted. The performance share award entitles the recipient to receive one share of Common Stock for every five shares purchased upon the exercise of the stock option, but only if the recipient (i) maintains continuous record ownership of the option shares for three years and (ii) during such time remains continuously employed by the Company. During this period, the recipient does not enjoy any rights of a stockholder with respect to the performance shares. However, if the three-year holding and continuous employment requirements are satisfied, the recipient will receive the shares of Common Stock covered by the performance share award as well as an amount equal to the amount of dividends, without interest, that would have accrued and been paid on the Common Stock had the shares been issued at the time the associated option shares were acquired.

    Pursuant to the Stock Policy, Mr. Huber received a performance share award for 3,000 contingent performance shares in connection with options to purchase 15,000 shares granted to him in December 1996. Messrs. Huber, Schlosser and Gibbons have received performance share awards for a total of 7,725, 3,150, and 3,150 contingent performance shares, respectively, since January 1, 1994 pursuant to the Stock Policy. Neither Mr. Huber nor Mr. Schlosser has exercised any options associated with performance share awards. In 1996, Mr. Gibbons exercised options associated with 337 performance shares on August 13, 1996 and 1,200 performance shares on December 23, 1996. The performance shares entitle Mr. Gibbons to receive the corresponding number of shares of Common Stock on the third anniversary of the award dates if Mr. Gibbons maintains continuous record ownership of the associated shares of Common Stock and remains employed by the Company until such anniversary dates.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES


                                                   NUMBER OF
                                                   SECURITIES        VALUE OF
                                                   UNDERLYING       UNEXERCISED
                                                  UNEXERCISED      IN-THE-MONEY
                                                    OPTIONS           OPTIONS
                                                   AT FY-END         AT FY-END
                                                      (#)             ($)(A)
                         SHARES       VALUE      --------------   ---------------
                      ACQUIRED ON    REALIZED     EXERCISABLE/      EXERCISABLE/
      NAME             EXERCISE (#)     ($)      UNEXERCISABLE     UNEXERCISABLE
--------------------  -------------  -------     --------------   ---------------
James Carroll           16,875       $133,481    361,800/2,700    $5,622,102/$32,103

John W. Huber           16,875       $192,544     47,250/21,750     $627,953/$92,201

Seymour A. Schlosser     -0-           -0-        92,812/6,750    $1,246,937/$79,751

Gregg M. Gibbons        21,187       $231,138     73,313/6,750    $1,043,878/$79,751
--------------------




(A) Market value of the underlying securities at year end minus the exercise price of "in-the-money" options.


DEFINED BENEFIT PLANS

     The Company's Retirement Plan, in which most employees of the Company and two of its domestic subsidiaries are eligible to participate, is a compulsory noncontributory defined benefit pension plan. Employees generally become eligible for the Retirement Plan after one year of service, and their interests generally vest after five years of service. Benefits under the Retirement Plan are based upon the employees' earnings and length of service with the Company. Effective January 1, 1989, the Retirement Plan was amended to modify the benefit formula and to comply with changes to applicable laws and regulations. For each credited year of service after 1988, a participant will receive an annual benefit upon normal retirement at age 65 equal to 1.15% of his or her salary up to $10,000 and 1.80% of his or her salary in excess of $10,000 up to maximum includable compensation.

A vested participant receives an annual benefit of 1% of his or her salary below the social security wage base and 2% of his or her salary in excess of the social security wage base for each credited year of service under the Retirement Plan between January 1, 1978 and December 31, 1988 and a lesser annual benefit for each credited year of past service prior to January 1, 1978. A vested participant may retire as early as age 55, but such participant's annual benefit under the Retirement Plan will be reduced actuarially for early retirement. The Retirement Plan became effective on January 1, 1978 and the Internal Revenue Service has formally granted qualified tax status to it. Messrs. Schlosser and Gibbons have completed eight and nineteen years of service, respectively, under the Retirement Plan. Mr. Schlosser's current estimated annual benefit under the Retirement Plan payable upon retirement at age 65 is approximately $17,308. Assuming Mr. Schlosser remains employed with the Company for the next fourteen years until his normal retirement age, his estimated annual benefit under the Retirement Plan payable upon retirement will be approximately $66,427. Mr. Gibbons' current estimated annual benefit under the Retirement Plan payable upon retirement at age 65 is approximately $27,134. Assuming Mr. Gibbons remains employed with the Company for the next twenty-one years until his normal retirement age, his estimated annual benefit under the Retirement Plan payable upon retirement will be approximately $108,459.

    Mr. Carroll continues to participate in the Wynn's-Precision, Inc. Salaried Employees' Pension Plan (the "Precision Plan"). Salaried employees of Wynn's-Precision, Inc., a subsidiary of the Company, become eligible for the Precision Plan upon hire and their interests vest after five years of service. A base benefit is provided for all participants. Participants who elect to contribute 3% of their salaries to the Precision Plan earn additional benefits for the period during which they contribute. Under the Precision Plan, upon retirement at age 65, a vested participant with 15 or more years of service receives an annual base benefit of $1,200. In addition, a participant who elected to contribute to the Precision Plan receives a benefit based upon a percentage of the participant's salary averaged over the five consecutive years of contributory participation which produced the highest average. The percentage is 2.33% for each of the first 15 years and 1.0% for each year in excess of 15 during which the participant contributed to the Precision Plan. A vested participant may retire as early as age 55, but such participant's annual benefit under the Precision Plan will be reduced actuarially for early retirement. The Precision

Plan became effective on June 14, 1959 and the Internal Revenue Service has formally granted qualified tax status to the Precision Plan. Mr. Carroll has completed seventeen years of service under the Precision Plan. Mr. Carroll's current estimated and projected annual benefit under the Precision Plan payable upon retirement is approximately $81,120.

    During his career with the Company, Mr. Huber has completed eleven years of service and has earned benefits under both the Company's Retirement Plan and the Precision Plan (collectively the "Two Plans"). Mr. Huber's current estimated annual benefit under the Two Plans payable upon retirement at age 65 is approximately $31,782. Assuming Mr. Huber remains employed with the Company for the next twelve years until his normal retirement age, his estimated annual benefit under the Two Plans payable upon retirement will be approximately $70,239.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has entered into an employment contract with Mr. Carroll which provides for a 1997 salary of $515,000 and expires on December 31, 1997. The Company has also entered into employment contracts with Messrs. Huber, Schlosser and Gibbons, which expire December 31, 1999. These contracts provide for an annual salary to be fixed by the Board of Directors for 1997 and thereafter at not less than $326,000 for Mr. Huber, $236,000 for Mr. Schlosser and $230,000 for Mr. Gibbons. Increases above these minimums are entirely within the discretion of the Board of Directors.

    The employment contracts contain provisions which are designed to alleviate potential concerns of executive officers over the possibility of a "change in control" of the Company. For purposes of the contracts, a "change in control" will be deemed to take place if (a) any change occurs which is required to be reported in accordance with regulations of the Securities and Exchange Commission; (b) any person becomes the beneficial owner of 40% or more of the outstanding voting securities of the Company; or (c) at the end of any two-year period, the directors, who at the beginning of the period constituted the Board, no longer constitute a majority of the Board, unless the election of the new directors was approved by a two-thirds vote of the then directors who were in office at the beginning of the period. If, within the two-year period immediately following any change in control, the employment of Mr. Carroll, Mr. Huber, Mr. Schlosser or Mr. Gibbons terminates, either voluntarily or involuntarily, for any reason other than death, permanent disability or retirement at or after his normal retirement date, the Company will pay termination compensation to him equal to 2.99 times the average annual compensation, including salary and bonuses, paid to him during the five most recent calendar years, except that in the event of voluntary termination in certain cases the lump sum compensation will be equal to such officer's highest annual compensation, including salary and bonus, for services rendered in any of the three most recent calendar years.

    The Company's Stock-Based Incentive Award Plan provides for the acceleration of the vesting of awards granted thereunder, including restricted stock awards, upon the occurrence of a "change in control" of the Company. The definition of "change in control" in the Stock-Based Incentive Award Plan is substantially the same as the definition of such term in the employment contracts referred to above. Such acceleration will occur automatically unless the Board of Directors, prior to the occurrence of the change in control, determines otherwise.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    A Form 3 reporting John Huber's beneficial ownership of 20,568 shares of Common Stock and 54,000 stock options as of the date of his appointment as President and Chief Operating Officer of the Company on December 11, 1996 was not filed on a timely basis.

    THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND

EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.


                         REPORT OF THE COMPENSATION COMMITTEE


TO: THE BOARD OF DIRECTORS

    As members of the Compensation Committee, we are responsible for administering the Company's annual Corporate Management Incentive Plan. In addition, we review compensation levels of members of senior management, evaluate the performance of corporate management and consider management succession and related matters. The Committee reviews with the Board in detail all aspects of compensation for the executive officers of the Company.

OVERALL COMPENSATION POLICIES

The compensation of executive officers consists principally of salary, annual bonus income and potential gains from stock options and other stock awards. The Committee strives to structure these forms of compensation to attract, retain, motivate and appropriately reward the individuals who are responsible for the Company's short and long-term success.

INCENTIVE COMPENSATION

The Company's principal compensation policy is to base a substantial portion of each executive officer's annual compensation on two factors: (i) the Company's financial performance, and (ii) the Committee's evaluation of each executive officer's contribution to that performance.

The Company's financial performance directly affects the size of the pool from which bonuses may be paid to executive officers and other management employees. Under the Company's 1996 Corporate Management Incentive Plan (the "Management Incentive Plan"), the bonus pool's size was based on the Company's pretax return on beginning net assets. Specifically, the pool equaled 10% of the amount by which consolidated pretax earnings exceeded a 15% return on beginning net operating assets, subject to a maximum bonus pool of $1,250,000. The threshold for performance in 1996 was raised approximately 20% from the threshold used in the 1995 Management Incentive Plan.

After the total Management Incentive Plan bonus pool is calculated, the executive officers determine the amount of bonuses to be paid to the Company's other corporate management employees, based on the executive officers' subjective evaluation of each employee's individual performance. The Compensation Committee then has the discretion to allocate the remainder of the pool to the executive officers based on the two factors mentioned above.

Each executive officer's contribution to the Company's financial results is based on the Committee's subjective evaluation of that officer's performance. The Committee considers not only measurable accomplishments, but also achievements which are more difficult to quantify such as the development and execution of key corporate strategies and demonstrated leadership ability.

The Committee evaluates these two factors to arrive at incentive compensation figures for each of the executive officers. Notwithstanding the maximum bonus pool, the Committee may recommend to the Board, and the Board may grant, additional bonus awards for outstanding performance. However, in no event may any executive officer's total bonus exceed 100% of his base salary in that year.

LONG-TERM INCENTIVES

The Committee also believes that executive compensation should provide key employees with incentives to assist the Company in achieving strategic and financial goals which ultimately should enhance the value of the Company's stock. In that regard, in addition to the base salary and bonus elements of executive compensation, the Stock Awards Committee from time to time provides long-term incentives to the executive officers and other key employees through the grant of stock options, restricted stock and other awards under the Company's Stock-Based Incentive Award Plan. The Company does not, however, offer a long-term incentive plan within the meaning of Item 402(a)(7)(iii) of Regulation S-K.


CONSIDERATION OF TAX IMPLICATIONS

To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to its executive officers of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive's vesting or exercise of previously granted rights. In addition, interpretations of and changes in the tax laws and other factors beyond the Committee's control also affect the deductibility of compensation.

Section 162(m) of the Internal Revenue Code affects the deductibility of executive compensation for federal income tax purposes. Generally, it limits the Company's deduction to $1,000,000 per year for compensation (other than certain qualified performance-based compensation) paid to each of the Company's four executive officers. If an executive officer chooses to defer any salary or bonus amounts payable to him, the deferred amounts may be deductible by the Company in the year of receipt, subject to the $1,000,000 limitation of Section 162(m) and any other statutory limitations then in effect.

The Committee does not necessarily expect to limit executive compensation to the maximum deductible amount under Section 162(m). The Committee will consider various alternatives designed to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives. To this end, the Committee supports the proposal to stockholders to amend the Company's Stock-Based Incentive Award Plan to limit the number of shares that may be awarded to a given individual in any calendar year as a means of ensuring that any such grants will be exempt from the Section 162(m) limitation.


1996 EXECUTIVE COMPENSATION

Under the terms of the Management Incentive Plan, a total bonus pool of $1,250,000 was generated for 1996. The Committee recommended that $1,154,500 be paid to all corporate management personnel including the executive officers. Of this amount, the executive officers determined that a total of $212,000 should be paid to the other members of corporate management. The remaining balance in the pool was available for the Committee to grant bonuses to the executive officers.

Based on the Company's outstanding performance in 1996, and the contribution of each of the executive officers to this performance, the Committee awarded maximum bonuses to Messrs. Carroll, Schlosser and Gibbons, each receiving a bonus equal to 100% of their respective base salaries. No bonus was awarded to Mr. Huber under the Management Incentive Plan because he did not become an executive officer of the Company until mid-December 1996. Mr. Huber did, however, receive a bonus of $226,000 for his performance in his capacity as President and Chief Executive Officer of Wynn's-Precision, Inc. during 1996.

In addition, in December 1996 the Stock Awards Committee granted to Mr. Huber options to purchase 15,000 shares of Common Stock. The Stock Awards Committee determined that the option grant was appropriate based on Mr. Huber's promotion to the position of President and Chief Operating Officer of the Company. The Committee believes the grant provides Mr. Huber a strong incentive to lead the Company to achieve its strategic and financial goals. In determining the number of shares subject to the option, the Stock Awards Committee considered such factors as Mr. Huber's position and years of service, as well as the history of prior option grants to him.

In 1996 each executive officer also received perquisites and other benefits incidental to his employment which, in the aggregate, are well below the threshold reporting requirements.


COMPENSATION OF CHIEF EXECUTIVE OFFICER

Mr. Carroll's employment agreement with the Company, which expires December 31, 1997, establishes Mr. Carroll's minimum annual base salary at $515,000 for 1996 and 1997. The Committee did not recommend any increase in Mr. Carroll's base salary for 1997. Instead, the Stock Awards Committee granted Mr. Carroll an award of 7,500 shares of restricted stock, which will vest in December 1997 assuming Mr. Carroll remains continuously employed by the Company during that period. The Stock Awards Committee believed that the award was appropriate based on Mr. Carroll's demonstrated leadership capabilities and the outstanding results recorded by the Company over the past few years.

In addition to his base salary and the restricted stock award, Mr. Carroll also received a bonus of $515,000 under the Management Incentive Plan. The size of the bonus was based on the Company's strong performance in 1996 and Mr. Carroll's significant contribution to that performance.

Mr. Carroll's total compensation in 1996 exceeded the Section 162(m) $1,000,000 deductibility limit by approximately $489,000 due principally to the December 1996 vesting of the third 45,000 share installment (as adjusted for splits) of a restricted stock grant awarded to him in December 1993. The substantial appreciation in the price of the Company's Common Stock since December 1993 significantly increased the amount of compensation recognized by Mr. Carroll upon the vesting of the award.

    The Committee has reviewed each element of compensation for each of the executive officers for 1996. The Committee reported to the Board that in the Committee's opinion, the compensation of each executive officer is reasonable in view of the Company's consolidated performance and the Committee's subjective evaluation of each executive officer's contribution to that performance.

                        COMPENSATION COMMITTEE

                        James D. Woods
                        Barton Beek
                        Bryan L. Herrmann
                        Robert H. Hood, Jr.

February 5, 1997

                   COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
        AMONG WYNN'S INTERNATIONAL, INC., NEW YORK STOCK EXCHANGE MARKET INDEX
                  AND AUTOMOTIVE PARTS AND ACCESSORIES PEER GROUP**


                                       [GRAPH]


                                                      FISCAL YEAR ENDED
                                  ---------------------------------------------------------
                                  1991      1992      1993      1994      1995      1996
                                  ----      ----      ----      ----      ----      ----
    Wynn's International, Inc.    100       167.08    175.32    215.70    296.71    481.95
    Peer Group Index              100       142.48    200.80    173.29    185.01    233.16
    NYSE Market Index             100       104.70    118.88    116.57    151.15    182.08

-----------------------------




* $100 invested on December 31, 1991 in the Company's Common Stock and in the New York Stock Exchange Market Index and the Automotive Parts and Accessories Peer Group Index. Total return includes reinvestment of dividends, if applicable. Returns for the Company for the above period are not necessarily indicative of future performance. Dates are for the calendar years ending on December 31 of each year.

** Automotive Parts and Accessories Peer Group is comprised of 66 public companies. The Peer Group and New York Stock Exchange Market Index information was furnished by Media General Financial Services.

                                      PROPOSAL 2

                      AMENDMENT TO CERTIFICATE OF INCORPORATION
                    TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

THE PROPOSED AMENDMENT

    The Board of Directors has approved, and recommends that the Company's stockholders approve, an amendment to the Company's Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from 20,000,000 to 40,000,000. No amendment is proposed to be made to the authorized number of shares of the Company's Preferred Stock.

    The amendment to the Certificate of Incorporation is being submitted to the stockholders for approval in accordance with Delaware law. If the amendment is approved, Article FOURTH of the Company's Certificate of Incorporation will read as set forth in Exhibit A attached to this Proxy Statement. The Company will effect the amendment by filing it with the Delaware Secretary of State.

CURRENT SHARES OUTSTANDING, RESERVED AND AVAILABLE FOR ISSUANCE

    As of March 14, 1997, there were 13,704,892 shares of Common Stock outstanding, not including 868,912 shares held in treasury. Of the Company's unissued shares, the following are already reserved for issuance:

    Shares issuable upon exercise of outstanding
    stock options                                     1,003,517

    Shares reserved for future stock option awards under the Company's:

         Stock-Based Incentive Award Plan                 9,817

         Non-Employee Directors' Stock Option Plan        72,000

    Shares reserved for issuance under the Company's
    Employee Stock Purchase Plan                         840,148
                                                       ---------
    TOTAL SHARES RESERVED FOR ISSUANCE                 1,925,482

    After deducting the 13,704,892 issued and 1,925,482 reserved shares from the 20,000,000 authorized shares, the Company had only 4,369,626 shares of Common Stock available for issuance as of March 14, 1997. Moreover, if the stockholders approve Proposal 3 (the amendment to the Company's Stock-Based Incentive Award Plan that would reserve an additional 150,000 shares of Common Stock for issuance in connection with future stock options) the number of shares available for issuance will be further reduced.


THE COMPANY'S NEED FOR ADDITIONAL AUTHORIZED SHARES

    In the last two years the number of authorized but unissued shares of the Company's Common Stock has decreased significantly due to the three-for-two stock splits effected in December 1995 and again in December 1996. The Board of Directors believes that it would be desirable and prudent for the Company to have additional shares of Common Stock authorized and available to be issued in connection with possible future transactions such as stock dividends or stock splits, acquisitions involving the issuance of stock in addition to or in lieu of the payment of cash, and additional equity financings, if required.

    Increasing the number of authorized shares now would provide the Company with greater flexibility in the future by enabling the Company to issue shares of Common Stock without the expense and delay of a special stockholders' meeting. If the proposed amendment is adopted, the Company would be permitted to issue the authorized shares without further stockholder approval, except to the extent otherwise required by applicable laws or regulations. Except for the shares reserved for issuance as described above, the Board of Directors has no present plans, arrangements, understandings or commitments to issue any additional shares.

    In addition, the increased authorized but unissued shares would be available for issuance as an appropriate response to an actual or threatened attempt to acquire control of the Company or as a strategic measure to deal with potential takeover activity. For example, shares of Common Stock could be privately placed with purchasers who might support the Board of Directors in opposing a hostile takeover bid.

    The Board is not aware of any present effort by anyone to obtain control of the Company. Nevertheless, the Board believes that an increase in the availability of a sufficient number of authorized but unissued shares for use under such circumstances would enhance the Board's ability to evaluate carefully the terms of any future takeover proposal and, if it were appropriate, to negotiate the terms thereof for the benefit of all of the Company's stockholders.

    While the Board believes that the availability of shares for these purposes could promote responsible consideration of any potential takeover proposal, it may also inhibit the making of takeover proposals and thereby perpetuate the incumbency of the members of the Board of Directors and management of the Company.

VOTES REQUIRED FOR APPROVAL

    Adoption of the proposed amendment to the Certificate of Incorporation of this Corporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                                  PROPOSALS 3 AND 4
                  AMENDMENTS TO THE STOCK-BASED INCENTIVE AWARD PLAN

    The Board of Directors has approved, subject to approval by the Company's stockholders, the two amendments to the Company's Stock-Based Incentive Award Plan (the "Stock Plan") described in Proposals 3 and 4 below. The Stock Plan provides a means for the Company to attract and retain officers and key employees and promote the success of the Company and its subsidiaries. A description of the material features of the Stock Plan follows the two proposals.

                                      PROPOSAL 3


INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE STOCK PLAN

THE PROPOSED AMENDMENT

    On December 11, 1996, the Board of Directors adopted, subject to stockholder approval, an amendment to the Stock Plan increasing by 150,000 the number of shares authorized to be issued under the Plan, from 1,096,875 shares to 1,246,875 shares.

    At March 14, 1997, options to purchase 716,417 shares of Common Stock were outstanding under the Stock Plan, with only 9,817 shares remaining available for issuance. The Board believes that the 9,817 shares remaining available will be insufficient to provide the Board the flexibility necessary to attract and retain the Company's officers and key employees through the grant of awards under the Stock Plan. Therefore, the Board has concluded that a 150,000 share increase in the number of shares available for issuance under the Stock Plan is desirable and in the Company's best interests.

VOTES REQUIRED FOR APPROVAL

    Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSED AMENDMENT TO THE STOCK PLAN.


                                  PROPOSAL 4

     PROPOSAL TO LIMIT THE NUMBER OF SHARES WHICH MAY BE COVERED BY OPTIONS AND STOCK APPRECIATION RIGHTS ISSUED TO ANY INDIVIDUAL IN ANY CALENDAR YEAR

THE PROPOSED AMENDMENT

    At present there is no annual limit on the number of shares subject to stock options ("Options") or Stock Appreciation Rights ("SARs") which may be granted to any individual. The Board has approved a proposed amendment to the Stock Plan to limit this number to 100,000 shares.

    Imposing a limit on the number of shares of Common Stock issuable pursuant to Options or SARs to any individual in a given year is necessary for awards under the Stock Plan to be considered "performance-based compensation" under regulations adopted by the Internal Revenue Service under Section 162(m) of the Internal Revenue Code. "Performance-based compensation" is not subject to the limits on deductibility of certain executive compensation under Section 162(m). However, awards that do not qualify as "performance-based compensation" might not be deductible by the Company for income tax purposes in certain circumstances. Therefore, the Board has concluded that imposing an annual per-individual limit within the Stock Plan is in the Company's best interests.

    The Board believes that the 100,000 limit is an appropriate level which is reasonable, but still gives the Company sufficient leeway to use grants of options and SARs to attract and retain the best officers and key employees for the Company.

VOTES REQUIRED FOR APPROVAL

    Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSED AMENDMENT TO THE STOCK PLAN.


SUMMARY DESCRIPTION OF THE STOCK PLAN

    The following summary of the Stock Plan is qualified in its entirety by reference to the full text of the plan itself. The Company will furnish any stockholder a copy of the Stock Plan without charge. Requests should be sent to the Company at the address set forth on the cover page of this Proxy Statement,
Attention:  Gregg M. Gibbons, Secretary.

    ADMINISTRATION. The Stock Plan is administered by a committee of the Board of Directors (the "Committee") which consists of two or more directors, each of whom is an "Outside Director" under Section

162(m) of the Internal Revenue Code, and a "Non-Employee Director" under Section 16 of the Securities and Exchange Act of 1934, as amended.

    GRANTS OF AWARDS. The Board of Directors or the Committee (either of which is referred to herein as "Grantor" in its capacity as grantor of awards) may grant awards to any officer or key employee of the Company and its subsidiaries. The number of officers and key employees who are eligible to participate under the Stock Plan is approximately 40 to 60. Members of the Board of Directors who are not officers or employees of the Company or its subsidiaries and members of the Committee are not eligible to participate in the Stock Plan.

    SHARE LIMITS. Without giving effect to the proposed increase, a maximum of 1,096,875 shares of the Company's Common Stock may be issued upon the exercise of Stock Options ("Options") or Stock Appreciation Rights ("SARs"), in satisfaction of Performance Share Awards (as defined below) or pursuant to Restricted Stock Awards (as defined below). The number and kind of shares available under the Stock Plan are subject to adjustment in the event of a reorganization or merger in which the Company is the surviving entity, or a combination, recapitalization, stock split, stock dividend, or other similar event which changes the number or kind of shares outstanding. Shares relating to Options or SARs which are not exercised, shares relating to Restricted Stock Awards which do not vest, and shares relating to Performance Share Awards which are not issued will again be available for purposes of the Stock Plan. The 1,246,875 shares that will be subject to the Stock Plan, assuming stockholder approval of the proposed amendment, will represent approximately 9.1% of the Company's Common Stock issued and outstanding on March 14, 1997.

    MAXIMUM GRANTS PER INDIVIDUAL. The proposed amendments would modify the Stock Plan to provide that the maximum number of shares which may be covered by Options and SARs that are granted to an individual during any calendar year cannot exceed 100,000 shares, subject to certain adjustments.

    STOCK OPTIONS. An Option is the right to purchase shares of the Company's Common Stock at a future date at the fair market value of such shares on the date the Option is granted or at such higher prices as the Grantor may determine. The purchase price may be paid in cash, with shares of the Company's Common Stock or with such other consideration as the Board of Directors may approve.

    The Grantor designates each Option as a nonqualified or an incentive stock option. For a summary of the differences in the tax treatment of the two types of Options, please refer to "Federal Income Tax Consequences" below.

    Subject to early termination or acceleration provisions (which are summarized below), an Option is exercisable, in whole or in part, from the date specified in the related award agreement until the expiration date determined by the Grantor. In no event, however, is an Option exercisable prior to six months, or after ten years, from its date of grant.

    STOCK APPRECIATION RIGHTS. A SAR is the right to receive payment based on the appreciation in the fair market value of the Company's Common Stock from the date of exercise. In its discretion, the Grantor may grant a SAR concurrently with the grant of an Option, which SAR may extend to all or a portion of the shares covered by such Option. A SAR is only exercisable at such time, and to the extent, that the related Option is exercisable. The number of shares with respect to which SARs are exercised will be charged against the aggregate amount of the Company's Common Stock available under the Stock Plan.

    Upon exercise of a SAR, the holder receives, for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price of the related Option and the fair market value of a share of the Company's Common Stock on the date of exercise of the SAR. In no event, however, can the Option holder who exercises a SAR receive more than 200% of the exercise price of the Option associated with the SAR. As determined by the Committee or the Board of Directors, such amounts may be paid in cash, shares of the Company's Common Stock, or a combination thereof.

    RESTRICTED STOCK AWARDS. A Restricted Stock Award is an award of a fixed number of shares of the Company's Common Stock subject to restrictions. The Grantor specifies the price, if any, the recipient must pay for such shares and the restrictions imposed on such shares. The recipient is entitled to dividend and voting rights pertaining to such shares even though they have not vested, so long as such shares have not been forfeited.

    PERFORMANCE SHARE AWARDS. A Performance Share Award is an award of a fixed number of shares of the Company's Common Stock, the issuance of which is contingent upon the attainment of such performance objectives, and the payment of such consideration, if any, specified by the Grantor.


    CONTINUATION OF EMPLOYMENT. Subject to the acceleration provisions (which are summarized below), no Option or SAR will be exercisable, no shares subject to a Restricted Stock Award will vest and no Performance Share Award will be paid unless the recipient remains in the continuous employment of the Company or its subsidiaries for at least one year following the applicable date of grant.

    Upon the date a recipient is no longer employed by the Company or its subsidiaries for any reason, shares subject to the recipient's Restricted Stock Awards which have not become vested by that date or shares subject to the recipient's Performance Share Awards, which have not been issued, shall be forfeited in accordance with the terms of the related award agreements. In addition, on such date, the recipient's Options which have not yet become exercisable shall terminate, while Options which have become exercisable must be exercised within 90 days from such date or one year from such date if the termination of employment is a result of retirement, death or total disability. Such periods, however, cannot exceed the expiration dates of the Options. SARs have the same termination provisions as the Options to which they relate.

    ACCELERATION OF AWARDS.  Upon the occurrence of a Reorganization
Transaction (as defined below) or Change in Control (as defined below), each Option and each SAR will immediately become exercisable, each share covered by a Restricted Stock Award will immediately vest, and each share covered by a Performance Share Award will be issued to the recipient, provided that awards granted that have not been held for six months or more prior to the occurrence of a Reorganization Transaction or a Change in Control will not be accelerated. Such acceleration will automatically occur unless the Board of Directors, prior to the Reorganization Transaction or Change in Control, determines otherwise. The term "Reorganization Transaction" means the approval by the stockholders of the Company of (i) the merger or consolidation of the Company with or into any other corporation (other than a wholly-owned subsidiary) and the Company does not survive or survives only as a subsidiary of another corporation, or (ii) the sale of all or substantially all of the Company's assets to any other corporation (other than a wholly-owned subsidiary), or (iii) dissolution of the Company. A "Change in Control" is deemed to take place if (a) any change occurs which is required to be reported in response to the proxy regulations of the Securities and Exchange Commission, (b) any person becomes the beneficial owner of 40% or more of the outstanding voting securities of the Company, or (c) at the end of any two-year period, the directors who, at the beginning of the period constituted the Board, no longer constitute a majority of the Board, unless the election of the new directors was approved by a two-thirds vote of the then directors who were in office at the beginning of the period.

    TERMINATION OF OR CHANGES TO THE STOCK PLAN. The Board of Directors may terminate or amend the Stock Plan. The Committee also has the authority to make certain amendments to the Stock Plan. However, no amendment may (i) materially increase the benefits accruing to recipients of awards, (ii) increase the aggregate number of shares which may be issued under the Stock Plan, or (iii) modify the requirements of eligibility for participation, unless approved by the Board of Directors and, if deemed necessary or advisable by the Board or then required by Section 422 of the Internal Revenue Code or applicable law, the stockholders. Unless previously terminated by the Board of Directors, the Stock Plan will terminate on May 3, 1999.

    FEDERAL INCOME TAX CONSEQUENCES. An individual receiving a nonqualified stock option under the Stock Plan does not recognize taxable income on the date of grant of the option, assuming that the option does not have a readily ascertainable fair market value at the time it is granted. However, the individual generally must recognize ordinary income at the time of exercise of the nonqualified stock option in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The Company is generally entitled to deduct an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise.

    An employee granted an incentive stock option does not recognize taxable income either at the time of grant or at the time of exercise. The excess of the fair market value of the Company's Common Stock received over the exercise price is an item of tax preference income potentially subject to the alternative minimum tax. Upon disposition of stock acquired through the exercise of an incentive stock option by an option holder who complies with certain holding period requirements, capital gain or loss is recognized in an amount equal to the difference between the sale price and the exercise price. The Company is generally entitled to a deduction only in the event and to the extent that the option holder recognizes ordinary income in a disqualifying disposition (i.e., the option holder fails to comply with the holding period requirements).

    There are no federal income tax consequences to either the Company or the recipient upon the grant of SARs. When SARs are exercised, the recipient is taxed at ordinary income tax rates on the amount of any cash received and the fair market value of any shares received, and the Company is generally entitled to a deduction for the same amount.

    The recipient of a Restricted Stock Award recognizes ordinary income equal to the amount by which the fair market value of the restricted stock at the time the restrictions lapse exceeds the price, if any, paid by the recipient for such restricted stock, unless the recipient elects to report and recognize ordinary income as of the time of the award. The Company and its subsidiaries are generally entitled to a concurrent deduction equal to the ordinary income recognized by the recipient.

    The recipient of a Performance Share Award recognizes ordinary income equal to the amount by which the fair market value of the performance shares received upon completion of the performance period exceeds the price, if any, paid by the recipient for such performance shares, unless the recipient elects to report and recognize ordinary income as of the time of the award. The Company and its subsidiaries are generally entitled to a concurrent deduction equal to the ordinary income recognized by the recipient.

    If the compensation attributable to awards of Options, SARs, Performance Shares or Restricted Stock is not "performance-based" within the meaning of
Section 162(m) of the Internal Revenue Code, the Company may not be permitted to deduct such compensation in certain circumstances. If Proposal 4 is approved by the stockholders, Options and SARs awarded under the Stock Plan will be considered to be "performance-based."

    Special rules may apply with respect to income received as the result of certain changes in control of the Company. If, as a result of certain changes in control of the Company or the occurrence of certain other significant events involving the Company, a recipient's options become immediately exercisable, or the restrictions on Restricted Stock Awards lapse, or Performance Share Awards are issued, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the occurrence of the change in control or other event, equals or exceeds a threshold amount equal to 300% of the recipient's average annual taxable compensation over the five calendar years preceding the year in which the change in control or other event occurs. In such case, the excess of the total parachute payments over such recipient's average annual taxable compensation will be subject to a 20% nondeductible excise tax in addition to any income tax payable. The excess subject to the excise tax may be reduced, however, if the recipient establishes by clear and convincing evidence that payments include reasonable compensation for personal services rendered before the date of the change in control or other event; the amount of the reduction will be limited to the amount by which such reasonable compensation exceeds the recipient's average annual compensation. The Company will not be entitled to a deduction for the portion of any parachute payment which is subject to the excise tax.

    The above tax summary is based upon federal income tax laws in effect on March 14, 1997.


                                      PROPOSAL 5

                      APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Company has appointed Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997. The Board of Directors recommends that the stockholders approve Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997. Ernst & Young LLP has been the Company's independent auditors since the Company's incorporation in 1973 and has been the independent auditors for Wynn Oil Company since 1967. In the event that the stockholders do not approve Ernst & Young LLP as independent auditors, the selection of independent auditors will be reconsidered by the Board of Directors.

    A representative of Ernst & Young LLP will be (i) in attendance at the Annual Meeting, (ii) able to make a statement if he or she so desires, and (iii) available to respond to appropriate questions.

VOTES REQUIRED FOR APPROVAL

    Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                    OTHER MATTERS

    Management does not know of any other matters to be presented at the Annual Meeting of Stockholders, but should any other matters requiring a vote of stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment.

    UPON REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED TO ANY STOCKHOLDER WITHOUT CHARGE BY THE COMPANY. ANY STOCKHOLDER DESIRING A COPY SHOULD WRITE TO THE COMPANY AT THE ADDRESS SET FORTH IN THE COVER PAGE OF THE PROXY STATEMENT, ATTENTION: GREGG M. GIBBONS, SECRETARY.

                                STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 1998 Annual Meeting of the Company must be received by November 24, 1997 for inclusion in its 1998 Proxy Statement.

                                      EXHIBIT A

                    ARTICLE FOURTH OF CERTIFICATE OF INCORPORATION
                              AS PROPOSED TO BE AMENDED


         "FOURTH: The corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, 'Common' and 'Preferred,' the total number of shares which the corporation shall have authority to issue shall be forty million five hundred thousand (40,500,000); the total number of shares of Common Stock shall be forty million (40,000,000) and the par value of each share of Common Stock shall be one dollar ($1.00); and the total number of shares of Preferred Stock shall be five hundred thousand (500,000) and the par value of each share of Preferred Stock shall be one dollar ($1.00).

         "The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, the voting powers, if any, the dividend rate, conversion rights, redemption price, or liquidation preference, of any series of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote."

APPENDIX A

                           WYNN'S INTERNATIONAL, INC.
                        STOCK-BASED INCENTIVE AWARD PLAN


I.   DEFINITIONS.

     1.1  Definitions.

     (a)  "Act" shall mean the Securities Exchange Act of 1934.

     (b) "Award" shall mean an Option, which may be designated as a Nonqualified or Incentive Stock Option, a Stock Appreciation Right, a Restricted Stock Award or a Performance Share Award, in each case granted under this Plan.

     (c) "Award Agreement" shall mean a written agreement setting forth the terms of an Award.

     (d) "Award Date" shall mean the date upon which the Grantor took the action granting an Award or such later date as is prescribed by the Grantor.

     (e) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

     (f) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of the Participant's death.

     (g) "Board of Directors" shall mean the Board of Directors of the Corporation, a majority of whom shall be Disinterested when taking action with respect to this Plan.

     (h) A "Change in Control" shall be deemed to have occurred if (i) any change occurs which is required to be reported in response to the proxy regulations of the Securities and Exchange Commission; (ii) any "person" (as such term is used in Section 3(a)(9) and Sections 13(d) and 14(d)(2) of the

Securities Exchange Act of 1934), other than the Corporation, is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 40% or more of the combined voting power of the Corporation's then outstanding securities; (iii) during any period of two consecutive years individuals who, at the beginning of such period constitute the Board of Directors of the Corporation, cease for any reason to constitute at least a majority thereof unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (iv) shares of the Corporation's common stock are first purchased pursuant to an exchange or tender offer other than an offer by the Corporation or a Subsidiary.

     (i) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (j) "Committee" shall mean the Compensation Committee of the Board of Directors as from time to time constituted and any successor committee of the Board of Directors with similar functions and shall consist of three or more members, each of whom shall be Disinterested.

     (k) "Common Stock" shall mean the Common Stock of the Corporation ($1.00 par value), subject to adjustment pursuant to Section 7.2.

     (l) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

     (m) "Corporation" shall mean Wynn's International, Inc. and its successors.

     (n) "Disinterested" shall mean disinterested within the meaning of applicable regulatory requirements, including those promulgated under Section 16 of the Act.

     (o) "Eligible Employee" shall mean an officer or key employee of the Company.

     (p) "Eligible Option" shall mean an Option granted under the Plan which has been held for six months or more.

     (q) "Eligible Stock Appreciation Right" shall mean a Stock Appreciation Right granted under the Plan which has been held for six months or more.

     (r) "Fair Market Value" shall mean the closing price of the Common Stock on the New York Stock Exchange as reported on the Composite Tape and published in the Western Edition of The Wall Street Journal, or, if there is no trading of the Common Stock on the date in question, then the closing price of the Common Stock, as so reported and published, on the next preceding date on which there was trading in the Common Stock; provided, however, that the Grantor, in determining such Fair Market Value, may utilize such other exchange, market or factors affecting Value as it deemed appropriate.

     (s) "Grantor" shall mean the Board of Directors and the Committee, each in its capacity as grantor of Awards.

     (t) "Incentive Stock Option" shall mean an incentive stock option within the meaning of Section 422A of the Code, the award of which contains such provisions as are necessary to comply with that section.

     (u) "Nonqualified Stock Option" shall mean an option granted pursuant to this Plan which does not qualify as an Incentive Stock Option.

     (v) "Option" shall mean an option to purchase Common Stock under this Plan. An option shall be designated by the Grantor as a Nonqualified Stock Option or an Incentive Stock Option.

     (w) "Participant" shall mean an Eligible Employee who has been awarded an Award.

     (x) "Performance Share Award" shall mean an award of shares of Common Stock, issuance of which is contingent upon attainment of performance objectives specified by the Grantor.

     (y) "Per-Share Consideration" shall mean (i) in the case of a Reorganization Transaction, the highest price per share of Common Stock provided for in the agreement for the Reorganization Transaction or, in the case of a Reorganization Transaction involving dissolution of the Corporation, the highest amount per share to be distributed to the shareholders, or (ii) in the case of a Change in Control, the highest price per share of Common Stock offered pursuant to the tender or exchange offer if the Change in Control resulted therefrom, or the Fair Market Value of one share of Common Stock on the date the Change in Control occurred, if it occurred other than pursuant to a tender or exchange offer, in each case as determined by the Committee, whose determination shall be final and conclusive. A Reorganization Transaction or Change in Control shall be deemed to have occurred on the date the Committee obtains actual knowledge of the Reorganization Transaction or Change in Control.

     (z) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired, on behalf of the Participant by legal proceeding or otherwise, the right to receive the benefits specified in this Plan.

     (aa) "Plan" means this Wynn's International, Inc. Stock-Based Incentive Award Plan.

     (bb) "Reorganization Transaction" shall mean the approval by the shareholders of the Corporation of (i) the merger or consolidation of the Corporation with or into any other corporation (other than a wholly-owned subsidiary) and the Corporation does not survive or survives only as a subsidiary of another corporation, or (ii) the sale of all or substantially all of the Corporation's assets to any other corporation (other than a wholly-owned subsidiary), or (iii) dissolution of the Corporation.

     (cc) "Restricted Stock" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are not free of the restrictions set forth in the related Award Agreement.

     (dd) "Restricted Stock Award" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

     (ee) "Retirement" shall mean retirement at any time of a Participant as an employee of the Company as such term or concept is used in the Wynn's International, Inc. Retirement Plan or the Wynn's-Precision, Inc. Salaried Employees Pension Plan, or in any successor plan, in each case, as from time to time in effect.

     (ff) "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 4.3(a).

     (gg) "Subsidiary" shall mean any corporation or other entity, a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

     (hh) "Total Disability" shall mean the total and permanent physical or mental disability of a Participant, evidenced by an inability to engage in any substantial gainful activity, as determined by the Committee.

II.  THE PLAN.

     2.1  Purpose.

     The purpose of this Plan is to promote the success of the Company by providing an additional means to attract and retain key personnel through added long-term incentive for high levels of performance and for significant efforts to improve the financial performance of the Company by granting Awards.

     2.2  Administration.

     This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the written consent of all of its members. In the event action by the Committee is taken by written consent of all of its members, the action by the Committee shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

     Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Committee on the foregoing matters shall be conclusive.

     Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board of Directors or the Committee relating to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board of Directors or Committee, or officer of the Corporation or Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board of Directors and the Committee may act in their absolute discretion in matters related to this Plan.

     2.3  Participation.

     Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Grantor shall so determine. Members of the Board of Directors who are not officers or employees of the Company and members of the Committee shall not be eligible to receive Awards.

     2.4  Stock Subject to this Plan.

     Subject to Section 7.2, the stock to be offered under this Plan shall be treasury shares or shares of the Corporation's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 225,000 shares, subject to adjustment as set forth in Section 7.2. If any Option and any related Stock Appreciation Right shall lapse or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award shall not have been transferred, the unpurchased, unvested or untransferred shares subject thereto shall again be available for purposes of this Plan.

     2.5  Grants of Awards.

     Either the Board of Directors or the Committee may grant Awards in accordance with the provisions of this Plan. A majority of the members of the Board of Directors acting hereunder shall be Disinterested. The grant of an Award is made on the Award Date.

III. OPTIONS.

     3.1  Grants.

     One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Grantor as either a Nonqualified Stock Option or Incentive Stock Option.

     3.2  Option Price.

     The purchase price per share of the Common Stock covered by each Option shall be determined by the Grantor but shall not be less than the Fair Market Value of such Common Stock on the Award Date. The purchase price of any shares purchased shall be paid in full at the time of each purchase in cash, or, provided that the Grantor permits such exercise, in shares of Common Stock which shall be valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, or in such other form or such other manner as the Board of Directors may determine.

     3.3  Option Period.

     Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Grantor, but not later than ten years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

     3.4  Exercise of Options.

     Except as otherwise provided in Section 7.4 and subject to Section 7.5, an Option may become exercisable, in whole or in part, subsequent to the date or dates specified in the Award Agreement and until the expiration or earlier termination of the Participant's Option. The Grantor may, at any time after grant of the Option and from time to time, increase the number of shares purchasable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 10 shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the Option.

     3.5  Limitations on Grant of Incentive Stock Options.

     (a) The aggregate Fair Market Value (determined as of the Award Date) of the Common Stock for which Incentive Stock Options may be first exercisable by any Participant during any calendar year under this Plan, together with that of common stock subject to incentive stock options first exercisable (other than as a result of acceleration pursuant to Section 7.4) by such Participant under any other plan of the Corporation or any Subsidiary, shall not exceed $100,000.

     (b) There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422A of the Code.

 IV. STOCK APPRECIATION RIGHTS.

     4.1  Grants.


     In its discretion, the Grantor may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. If a Stock Appreciation Right extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 4.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422A of the Code and the regulations promulgated thereunder.

     4.2  Exercise of Stock Appreciation Rights.

     (a) A Stock Appreciation Right shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

     (b) Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Award Agreements, such conditions upon a Stock Appreciation Right and the related Option and upon their exercises (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission pursuant to the Act.

     (c) In the event that a Stock Appreciation Right is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and related Option shall be reduced by the number of shares represented by the exercised portion of the Stock Appreciation Right.

     4.3  Payment.

     (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying

      (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by


      (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

     (b) The Committee or the Board of Directors, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee or the Board of Directors shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise.

     (c) The maximum amount per share which shall be payable upon exercise of a Stock Appreciation Right shall be 200% of the exercise price of the related Option.

V.   RESTRICTED STOCK AWARDS.

     5.1  Grants.

     Subject to Section 2.4, the Grantor may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than one year after the Award Date. Shares of Restricted Stock shall be evidenced by a stock certificate registered only in the name of the Participant, which stock certificate shall be held by the Corporation until the restrictions on such shares shall have lapsed and those shares shall have thereby vested.

     5.2  Restrictions.

     (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

     (b) Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

     (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an interest factor).

VI.  PERFORMANCE SHARE AWARDS.

     6.1  Grants.

     The Grantor may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Grantor shall determine. A Performance Share Award Agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based, which issuance shall not be earlier than one year after the Award Date.

VII. OTHER PROVISIONS.

     7.1  Rights of Eligible Employees, Participants and Beneficiaries.

     (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

     (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

     (c) Amounts payable pursuant to an Award shall be paid only to the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution, no benefit payable under, or interest in, this Plan or in any Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Employee, Participant or Beneficiary. The Committee shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan.

     (d) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder.

There shall be no funding of any benefits which may become payable hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company. Awards payable under this Plan shall be paid from the general assets of the Corporation, and no special or separate fund or deposit shall be established and no segregation of assets shall be made to assure payment of such Awards.
Nothing in this Plan shall be deemed to give any Eligible Employee or Participant any right to participate in this Plan except in accordance herewith.

     7.2  Adjustments upon Changes in Capitalization.

     If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Corporation through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised, vested or issued but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related.


     Subject to the provisions of Section 7.4, upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger, or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving Corporation, or upon a sale of substantially all the property of the Corporation to another corporation, this Plan shall terminate, and any outstanding Options, Stock Appreciation Rights and Performance Share Awards shall terminate and any Restricted Stock shall be forfeited, unless provision shall be made in connection with such transaction for the assumption of Awards theretofore granted, or the substitution for such Awards of new incentive awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices.

     In so adjusting Common Stock to reflect such changes, or in determining that no such adjustment is necessary, the Board of Directors may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Board of Directors shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

     7.3  Termination of Employment.

     (a) Upon the date a Participant is no longer employed by the Company for any reason other than death or Total Disability, (i) the Participant shall have ninety (90) days from that date to exercise his or her Options to the extent they shall have become exercisable on that date and any Options not exercisable on that date shall terminate; (ii) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (iii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

     (b) Upon the date a Participant is no longer employed by the Company as a result of death or Total Disability, (i) the Participant, his or her Beneficiary, or Personal Representative, as the case may be, shall have one year from that date to exercise the Participant's Options to the extent they shall have become exercisable by that date and any Options not exercisable on that date shall terminate; (ii) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (iii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date. In the event of termination of employment as a result of Retirement, death or Total Disability, the Grantor may, in its discretion, increase the portion of the Participant's Award available to the Participant, or his or her Beneficiary or Personal Representative, as the case may be, upon such terms as the Grantor shall determine.

     (c) Each Stock Appreciation Right shall have the same termination provisions and exercisability periods as the Option to which it relates. The exercisability period of a Stock Appreciation Right or of an Option shall not exceed that provided in Section 3.3 or in the related Award Agreement. Each Option and Stock Appreciation Right shall expire at the end of that exercisability period.

     (d) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 7.3 to be a termination of employment of each employee of that entity.

     (e) Upon forfeiture of a Restricted Stock Award pursuant to this Section 7.3, the Participant, or his or her Beneficiary or Personal Representative, as the case may be, shall transfer to the Corporation the portion of the Restricted Stock Award not vested at the date of termination of employment, without payment of any consideration by the Company for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Corporation, or failure, refusal or neglect to transfer, by the Participant, or his or her Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Corporation on the date of termination of employment. The Participant's original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Corporation and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with such transfer.

     7.4  Acceleration of Awards.

     (a) Subject to the provisions of Section 7.4(c) below, upon the occurrence of a Reorganization Transaction or a Change in Control, (i) each Eligible Option and each related Eligible Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant; provided, however, that Awards granted under the Plan which have not been held for six months or more prior to the occurrence of a Reorganization Transaction or a Change in Control shall not, in any event, be so accelerated. Acceleration of Awards shall comply with applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Act and Section 422A of the Code. For purposes of this Section 7.4 only, Board of Directors shall mean the Board of Directors as constituted immediately prior to the Reorganization Transaction or Change in Control.

     (b) Each Participant who is the holder of an Eligible Option or Eligible Stock Appreciation Right must surrender all outstanding and unexercised Eligible Options or Eligible Stock Appreciation Rights to the Corporation within thirty
(30) days after a Reorganization Transaction or Change in Control occurs. The Committee shall provide written notice of such event and the date thereof to each holder of an Eligible Option or Eligible Stock Appreciation Right. Upon surrender of an Eligible Option or Eligible Stock Appreciation Right pursuant to this Section 7.4, the Corporation shall cancel the same and shall pay to the Optionee with respect to each share covered by the Eligible Option or Eligible Stock Appreciation Right an amount in cash equal to the difference between the Per-Share

Consideration and the Option or Stock Appreciation Right per share. No payment shall be made to the holder of an Eligible Stock Appreciation Right other than with respect to the underlying Eligible Option as provided above. The Committee shall also provide written notice of a Reorganization Transaction or Change in Control to holders of Restricted Stock and Performance Awards.

     (c) If, prior to a Reorganization Transaction or a Change in Control, the Board of Directors determines that upon its occurrence, there shall be no acceleration of Awards or that only certain Awards shall be accelerated in whole or in part, then such determination of the Board of Directors shall supersede the provisions of Sections 7.4(a) and 7.4(b) above.

     7.5  Continuation of Employment.

     Each person to whom an Award is granted must agree that he or she will, at the request of the Company, remain in the continuous employment of the Company for a period of not less than one year following the Award Date. Subject to
Section 7.4, no Option or Stock Appreciation Right shall be exercisable, no Restricted Stock shall vest and no Performance Share Award shall be paid unless the Participant has remained in the continuous employment of the Company for at least one year from the Award Date.

     7.6  Government Regulations.

     This Plan, the granting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable Federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Securities and Exchange Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Corporation, nor cash payments made by the Corporation, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

     7.7  Tax Withholding.

     The Company shall have the right to deduct from any payment hereunder any amounts that Federal, state, local or foreign tax law requires to be withheld with respect to such payment but, in the alternative, the Participant may, prior to the payment of any Award, pay such amounts to the Company in cash or in shares of Common Stock (which shall be valued at their Fair Market Value on the date of payment). There is no obligation under this Plan that any Participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it determines that a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Company may, pursuant to such rules as the Committee may establish, reduce the number of such shares so issued or transferred by such number of shares as the Company may deem appropriate in its sole discretion to accomplish such withholding.

     Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Act.

     7.8  Amendment, Termination and Suspension.

     (a) The Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part thereof). In addition, the Committee may, from time to time, amend or modify any provision of this Plan except Sections 7.4 and 7.8(b). The Grantor, with the consent of the Participant, may make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable. No Awards may be granted during any suspension of this Plan or after its termination. The amendment, suspension or termination of this Plan shall not, without the consent of the Participant, alter or impair any rights or obligations pertaining to any Awards granted under this Plan prior to such amendment, suspension or termination, including any right to acceleration under Section 7.4. The Grantor shall have the power and may, with the consent of the Participant, cancel any existing Awards and reissue Awards to the Participant, having a new and lower Fair Market Value, but otherwise bearing substantially similar terms to the canceled Awards.

     (b) If an amendment would (i) materially increase the benefits accruing to Participants within the meaning of Rule 16b-3(a) under the Act or any successor thereto, (ii) increase the aggregate number of shares which may be issued under this Plan, or (iii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board of Directors and, if required by Rule 16b-3 under the Act (or any successor rule thereto), by the stockholders. For purposes of this Section 7.8(b), any cancellation and reissuance of Awards at a new or lower Fair Market Value pursuant to Section 7.8(a) shall not constitute an amendment of this Plan.

     7.9  Privileges of Stock Ownership; Nondistributive Intent.

     A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act of 1933, as amended, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of such Act, the Common Stock may be issued and transferred to the Participant only if he represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of any exchanges upon which any Common Stock of the Corporation may be listed).

     7.10 Effective Date of this Plan.

     This Plan shall be effective upon its approval by the stockholders of the Corporation.

     7.11 Term of this Plan.

     Unless previously terminated by the Board of Directors or the Committee, this Plan shall terminate at the close of business on May 3, 1999, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

     7.12 Governing Law.

     This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

                               AMENDMENT NO. 1 TO
                           WYNN'S INTERNATIONAL, INC.
                        STOCK-BASED INCENTIVE AWARD PLAN


     The following amendment to the Wynn's International, Inc. Stock-Based Incentive Award Plan was approved by the Board of Directors and stockholders of Wynn's International, Inc. as of May 12, 1993.

          The Wynn's International, Inc. Stock-Based Incentive Award Plan is hereby amended by amending Section 2.4 thereof in its entirety to read as follows:

          "2.4 Stock Subject to this Plan.

               Subject to Section 7.2, the stock to be offered under this Plan shall be treasury shares or shares of the Corporation's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 325,000 shares, subject to adjustment as set forth in Section 7.2. If any Option and any related Stock Appreciation Right shall lapse or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award shall not have been transferred, the unpurchased, unvested or untransferred shares subject thereto shall again be available for purposes of this Plan."



Dated:   May 13, 1993                   /s/ Gregg M. Gibbons
                                        -------------------------
                                        Gregg M. Gibbons
                                        Secretary

                                AMENDMENT 1996-1

                           WYNN'S INTERNATIONAL, INC.
                        STOCK-BASED INCENTIVE AWARD PLAN


     WHEREAS, Wynn's International, Inc. (the "Company") maintains the Wynn's International, Inc. Stock-Based Incentive Award Plan (the "Plan); and

     WHEREAS, the Company has the right to amend the Plan, and the Company desires to amend the Plan to reflect recent resolutions adopted by the Board of Directors;

     NOW, THEREFORE, the Plan is hereby amended, effective as of December 11, 1996, as follows:

     1.   Section 1.1(g) of the Plan is amended to read as follows:

          "(g) 'Board of Directors' shall mean the Board of Directors of the Corporation."

     2.   Section 1.1(j) of the Plan is amended to read as follows:

          "(j) 'Committee' means a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom (i) in respect of any transaction at a time when the affected Participant may be subject to Section 162(m) of the

     Code, shall be an "outside director" within the meaning of Section 162(m) of the Code and (ii) in respect of any transaction at a time when the affected Participant may be subject to Section 16 of the Securities and Exchange Act of 1934 ("Exchange Act"), shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act."

     3.   Section 1.1(n) of the Plan is amended to read as follows:

          "(n) Reserved."

     4. Section 1.1(t) of the Plan is amended by replacing the reference to "422A" contained therein with "422."

     5. Section 2.4 of the Plan is amended by adding the following sentence at the end thereof:


          "The maximum number of shares subject to Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall be limited to 100,000 shares, subject to adjustments contemplated by Section 7.2."

     6.   Section 2.5 of the Plan is amended to read as follows:

          "2.5 Grants of Awards

          Awards may be granted either by (i) the Board of Directors, or (ii) the Committee. The grant of an Award is made on the Award Date."

     7. Sections 3.5(b) and 4.1 of the Plan are amended by replacing the references to "422A" contained therein with "422."

     8.   Section 4.2(b) of the Plan is amended to read as follows:

          "(b) Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Award Agreements, such conditions upon a Stock Appreciation Right and the related Option and upon their exercises (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements."

     9. The second sentence of Section 7.4(a) of the Plan is amended to read as follows:


          "Acceleration of Awards shall comply with applicable regulatory requirements, including, without limitation Section 422 of the Code."


     10. Section 7.7 of the Plan is amended by modifying the second paragraph contained therein to read as follows:

          "Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements."

     11. The first sentence of Section 7.8(b) of the Plan is amended to read as follows:

          "Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to stockholder approval only to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board."

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment to the Plan on this 11th day of December, 1996.


                              WYNN'S INTERNATIONAL, INC.

                              By:  /s/ Gregg M. Gibbons
                                   --------------------------------------
                                   Vice President-Corporate Affairs,
                                   General Counsel and Secretary


PRELIMINARY COPIES

                                                                                                   Please mark your votes as
                                                                                                   indicated in this example.  / X /

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4 AND 5, WHICH ARE MATTERS PROPOSED
BY THE BOARD OF DIRECTORS.

                                             WITHHELD
                                     FOR      FOR ALL                                                     FOR     AGAINST   ABSTAIN

Item 1    ELECTION OF DIRECTORS                                  Item 4    APPROVAL OF AMENDMENT        /    /    /    /    /    /
           NOMINEES:                                                       TO STOCK-BASED INCENTIVE
            WESLEY E. BELLWOOD     /    /     /    /                       AWARD PLAN TO LIMIT
            JOHN D. BORIE                                                  NUMBER OF SHARES COVERED
            JAMES D. WOODS                                                 BY OPTIONS AND STOCK
AUTHORITY TO VOTE FOR ANY NOMINEE NAMED MAY BE                             APPRECIATION RIGHTS
WITHHELD BY LINING THROUGH THAT NOMINEE'S NAME.                            GRANTED TO ANY INDIVIDUAL
                                                                           IN A CALENDAR YEAR.
                                        FOR   AGAINST  ABSTAIN
Item 2    APPROVAL OF AMENDMENT
          TO CERTIFICATE OF INCOR-    /    /  /    /   /    /    Item 5    APPROVAL OF ERNST & YOUNG    /    /    /    /    /    /
          PORATION TO INCREASE                                             LLP AS INDEPENDENT AUDITORS
          AUTHORIZED NUMBER OF                                             FOR THE FISCAL  YEAR ENDING
          SHARES.                                                          DECEMBER 31, 1997.

Item 3    APPROVAL OF AMENDMENT      /    /  /    /   /    /     Item 6    IN THEIR DISCRETION, UPON
          TO STOCK-BASED INCENTIVE                                         ANY OTHER MATTERS AS MAY
          AWARD PLAN TO INCREASE                                           PROPERLY COME BEFORE THE
          NUMBER OF SHARES                                                 MEETING.
          AVAILABLE FOR GRANT.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5, AND WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS NAMED
AS PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.  IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE
PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH
NOMINEE.

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Signature(s) ____________________________________________________________________________________       Date_________________, 1997
NOTE:     This Proxy must be signed exactly as your name appears hereon.  Executors, administrators, trustees, etc., should give their full title, as such.
          If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

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PRELIMINARY COPIES
PROXY


                           WYNN'S INTERNATIONAL, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                OF THE COMPANY FOR THE MAY 7, 1997 ANNUAL MEETING



     The undersigned, a stockholder of WYNN'S INTERNATIONAL, INC., a Delaware corporation (the "Company"), acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and the Annual
Report to Stockholders for the year ended December 31, 1996; and, revoking any proxy previously given, hereby constitutes and appoints James Carroll, John W.
Huber, Seymour A. Schlosser and Gregg M. Gibbons, and each of them, his, her or its true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the 500 North State College Boulevard, Orange, California 92868, on Wednesday,
May 7, 1997, at 9:00 A.M., local time, and at any adjournment thereof, on all matters coming before said meeting.


           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.


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